Execution Version CONSENT TO CREDIT AND GUARANTY AGREEMENT This CONSENT TO CREDIT AND GUARANTY AGREEMENT, dated as of September 26, 2023 (this “Consent”), is by and among XERIS PHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), and XERIS BIOPHARMA HOLDINGS, INC., a Delaware corporation (“Parent”), the Lenders party hereto, and HAYFIN SERVICES LLP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”). Reference is made to the Credit Agreement and Guaranty, dated as of March 8, 2022, among the Borrower, Parent, certain subsidiaries of Parent from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby. RECITALS WHEREAS, the Obligors have informed the Agent that they desire to exchange, pursuant to one or more exchange agreements substantially in the form attached hereto as Exhibit A (such agreements, the “Exchange Agreements”), a portion of the Existing Convertible Notes for new convertible promissory notes (the “New Convertible Notes”) that qualify as Permitted Convertible Indebtedness, such New Convertible Notes to be issued pursuant to an indenture substantially in the form attached hereto as Exhibit B (the “Indenture”; the transactions contemplated by the Exchange Agreements and the Indenture, the “Convertible Note Refinancing”); WHEREAS, pursuant to the Credit Agreement, such Permitted Convertible Indebtedness is required to meet certain conditions, including, among other requirements, (i) that such Indebtedness will be subject to terms that are customary and typical for unsecured convertible debt of such type; and (ii) that such Indebtedness will not include terms that are more restrictive on the Obligors than the provisions of the Credit Agreement; WHEREAS, pursuant to Section 8.19 of the Credit Agreement, the Obligors are required to comply with certain redemption requirements regarding any Relevant Existing Convertible Notes; and WHEREAS, the Obligors have requested that the Lenders and the Agent consent to the Convertible Note Refinancing and, subject to the terms and condition set forth herein, the Agent and the Lenders are willing to grant such consent. NOW, THEREFORE, the parties hereto hereby agree as follows: Exhibit 10.1

ARTICLE I CONSENT SECTION 1.01. Consent; Agreements. (a) Effective as of the Effective Date and notwithstanding anything to the contrary in the Loan Documents, the Agent and the Lenders hereby consent, to the Convertible Note Refinancing, it being understood and agreed that, notwithstanding the foregoing, with respect to any Existing Convertible Notes that are not exchanged for New Convertible Notes pursuant to the Convertible Note Refinancing (such non-exchanged Existing Convertible Notes being the “Non- Exchanged Existing Convertible Notes”): (i) such Non-Exchanged Existing Convertible Notes (A) for which the maturity date therefor has been not been extended to a date not earlier than September 4, 2027 and (B) that remain outstanding on January 15, 2025, will qualify as (and will be treated as) Relevant Existing Convertible Notes for all purposes of the Credit Agreement (including for purposes of the definition of Maturity Date); (ii) Sections 8.19 and 9.06(f) of the Credit Agreement shall continue to apply to such Non-Exchanged Existing Convertible Notes; (iii) for purposes of satisfying the requirement to deposit Subject Cash into a Controlled Account in accordance with clause (ii)(y) of the definition of Maturity Date (the “Non-Exchanged Defeasance Account”), (A) the Non-Exchanged Defeasance Account, together with the Subject Cash to be deposited therein, shall be separate and distinct from, and in addition to, the Controlled Accounts required to be maintained pursuant to Section 10.01 of the Credit Agreement and (B) no amount on deposit in the Non-Exchange Defeasance Account shall be counted for purposes of determining compliance with Section 10.01 of the Credit Agreement; and (iv) any Stated Interest and/or Special Interest (as each such term is defined in the Existing Convertible Notes as in effect immediately prior to the effectiveness of this Amendment) that has accrued (or would accrue) on such Existing Convertible Notes prior to the date of the consummation of the Indenture (the “Existing Interest Accrual End Date”) that is paid after the Existing Interest Accrual End Date shall be disregarded for purposes of determining the interest rate applicable to the New Convertible Notes for purposes of the Loan Documents. (b) Without limiting the requirements set forth in the proviso to Section 1.01(a) above, notwithstanding the $15,000,000 limitation set forth in the proviso set forth in the definition of Subject Cash, the Agent hereby consents to increase such limitation to $15,600,000 from and after the consummation of the Convertible Note Refinancing.

ARTICLE II ACKNOWLEDGEMENT, AGREEMENT AND CONSENT AND REPRESENTATIONS AND WARRANTIES SECTION 2.01. Each Obligor party hereto confirms and agrees that, notwithstanding the effectiveness of this Consent, the obligations of such Obligor under each Loan Document to which such Obligor is a party shall not be impaired and each Loan Document to which such Obligor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. SECTION 2.02. Each Obligor party hereto hereby acknowledges and agrees that the Guaranteed Obligations will include all Obligations under, and as defined in, the Credit Agreement as modified by this Consent. SECTION 2.03. To induce the Agent and the Lenders to execute and deliver this Consent, each Obligor party hereto represents and warrants to the Agent and the Lenders party hereto that as of the date hereof, each of the following statements are true and correct: (a) The execution and delivery of this Consent, and the performance of this Consent and the Credit Agreement as amended hereby, by each Obligor party hereto has been duly authorized by all necessary corporate or other organizational action on the part of such Obligor and this Consent and the Credit Agreement as amended hereby each constitutes a legal, valid and binding agreement of such Obligor, enforceable against such Obligor in accordance with their respective terms, except as enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights generally and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). (b) The execution and delivery of this Consent, and the performance of this Consent and the Credit Agreement as amended hereby, in each case by any Obligor party hereto, does not (i) violate or conflict with any Law, (ii) result in the creation of any Lien (other than Permitted Liens) on any asset of such Obligor or any of its Subsidiaries or (iii) violate, or result in a default under, any Material Agreement binding upon Parent or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. (c) No authorization or approval or other action by, and no notice or filing with, any Governmental Authority or any other Person (other than those that have been duly obtained or made and which are in full force and effect) is required for the due execution and delivery of this Consent and the performance of this Consent, in each case by each Obligor party hereto, except for filings and recordings in respect of perfecting or recording the Liens created pursuant to the Security Documents. (d) Parent and its Subsidiaries, on a consolidated basis, are, and immediately after giving effect to this Consent, will be Solvent. (e) Immediately before and after giving effect to this Consent, no event has occurred and is continuing that constitutes a Default or an Event of Default.

ARTICLE III CONDITIONS TO EFFECTIVENESS SECTION 3.01. Conditions to Effectiveness of this Consent. This Consent shall become effective only upon, and shall be subject to, the prior or simultaneous satisfaction or waiver of each of the following conditions precedent in a manner reasonably satisfactory to the Agent (the date satisfaction of such conditions being referred to as the “Effective Date”): (a) Executed Consent. The Agent shall have received this Consent, duly executed by the Borrower, Parent, the Agent and each of the Lenders. (b) Non-Exchanged Existing Convertible Notes Threshold. The aggregate principal amount of the Non-Exchanged Existing Convertible Notes shall, upon the consummation of the Convertible Note Refinancing, not exceed $15,200,000.00. ARTICLE IV MISCELLANEOUS SECTION 4.01. Governing Law; Jurisdiction; Jury Trial. This Consent and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 and 5-1402 of the New York General Obligations Law shall apply. The jurisdiction, service of process, venue and waiver of jury trial provisions set forth in Sections 14.10 and 14.11 of the Credit Agreement, respectively, are incorporated herein by reference mutatis mutandis. SECTION 4.02. Effect of Consent. (a) On and after the Amendment Effective Date, each reference in any Loan Document (other than this Consent) to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Consent. (b) This Consent shall constitute a Loan Document for all purposes of the Credit Agreement. The Obligors party hereto agree that all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and other Loan Documents shall, except as expressly set forth in this Consent, remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments, waivers, consents and modifications set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein or otherwise modified, waived or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders or the Agent under the Credit Agreement or any other Loan Document, or a waiver of any Default or Event of Default or non-compliance with any term or condition contained in the Credit Agreement. Except as expressly set forth in this Consent, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under any Loan Document or applicable Law, nor constitute a waiver of any provision of the Credit Agreement except as expressly set forth herein. SECTION 4.03. No Novation. This Consent is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or the other Loan Documents. SECTION 4.04. Counterparts; Electronic Signatures. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent by signing any such counterpart. Delivery of an executed signature page of this Consent by facsimile transmission or electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. SECTION 4.05. Binding Nature. The provisions of this Consent shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Loan Documents; provided that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent. SECTION 4.06. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Consent. SECTION 4.07. Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any applicable Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof. SECTION 4.08. Integration. This Consent constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. [Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the date hereof. PARENT: XERIS BIOPHARMA HOLDINGS, INC. By /s/ Steven M. Pieper Name: Steven M. Pieper Title: Chief Financial Officer BORROWER: XERIS PHARMACEUTICALS, INC. By /s/ Steven M. Pieper Name: Steven M. Pieper Title: Chief Financial Officer

AGENT, on behalf of the Required Lenders: HAYFIN SERVICES LLP By /s/ Nicola O’Regan Name: Nicola O’Regan Title: Authorised Signatory

Exhibit A (See attached).

Exhibit B (See attached).